Exhibit 10.2
                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THAT THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April __, 2001, by and among ONKYO AMERICA, INC., an Indiana corporation, as successor by merger to Onkyo Acquisition Corporation, an Indiana corporation (the "Company"), the financial institutions that are or may from time to time become parties to the Credit Agreement (as defined below) (together with their respective successors and assigns, the "Lenders"), and GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company, as agent ("Agent") for the Lenders.

                                   BACKGROUND


         A. Company, Agent and Lenders entered into a Credit Agreement dated as of August 31, 2000 (as amended from time to time, including as amended by this Amendment, the "Agreement").

         B.       The parties wish to amend the Agreement as set forth herein.

         THEREFORE, in consideration of the mutual promises and agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                              TERMS AND CONDITIONS

1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated into this Amendment by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with this Amendment, such terms and provisions in the Agreement shall be deemed superseded hereby. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2. Amended Definitions. The definitions of Borrowing Base and Borrowing Base Certificate in Section 1.1 of the Agreement are amended in their entirety to read as follows:

                  Borrowing Base means an amount equal to the total of (a) 85% of the unpaid amount, net of such reserves and allowances as the Agent deems necessary in its reasonable discretion, of all Eligible Accounts Receivable plus (b) the lesser of (i) 60% of all Eligible Inventory other than Eligible Delphi Finished Goods Inventory plus the applicable Delphi Finished Goods Allowance, and (ii) $7,500,000, in any case net of such reserves and allowances as the Agent deems necessary in its reasonable discretion.

                  Borrowing Base Certificate means a certificate substantially in the form of Exhibit A to that certain Third Amendment to Credit Agreement between GMACBC and the Company dated April ___, 2001.

3. New Definitions. The following definitions are added to Section 1.1 of the Agreement:


                  Delphi  means Delphi Automotive Systems, Inc.

                  Delphi Finished Goods Allowance means for the applicable period, the lesser of (a) the amount determined by applying the applicable advance rate to the Delphi Finished Goods Inventory, and (b) the applicable cap as set forth below:

                           ----------------------------- ------------------------ --------------------
                                      Period                   Applicable                 Cap
                                                              Advance Rate
                           ----------------------------- ------------------------ --------------------
                           ----------------------------- ------------------------ --------------------
                                     Through - 10/31/01            85%            $    1,700,000
                           ----------------------------- ------------------------ --------------------
                           ----------------------------- ------------------------ --------------------
                                     11/1/01 - 11/15/01            80%            $    1,600,000
                           ----------------------------- ------------------------ --------------------
                           ----------------------------- ------------------------ --------------------
                                    11/16/01 - 11/30/01            75%                     $1,500,000
                           ----------------------------- ------------------------ --------------------
                           ----------------------------- ------------------------ --------------------
                                     12/1/01 - 12/15/01            70%            $    1,400,000
                           ----------------------------- ------------------------ --------------------
                           ----------------------------- ------------------------ --------------------
                                    12/16/01 - 12/30/01            65%            $    1,300,000
                           ----------------------------- ------------------------ --------------------
                           ----------------------------- ------------------------ --------------------
                                         After 12/30/01            60%                    N/A
                           ----------------------------- ------------------------ --------------------


                  Delphi Inventory Agreement means that certain Inventory Purchase Agreement between GMACBC and Delphi dated March 29, 2001

                  Eligible Delphi Finished Goods Inventory means any otherwise Eligible Inventory that is (a) finished goods, and (b) "useable" in production for Delphi and "merchantable" as those terms are defined in the Delphi Inventory Agreement.

4. Representations Regarding Delphi Finished Goods Inventory. The following is added as Section 9.25 to the Agreement:

                         9.25 Delphi Finished Goods Inventory. All Delphi Finished Goods Inventory listed on a Borrowing Base Certificate delivered to Agent shall be "useable" and "merchantable" as those terms are defined in the Delphi Inventory Agreement.

5. Representations, Covenants and Warranties; No Default. Except for the representations and warranties of Company made as of a particular date, the representations, covenants and warranties set forth in Section 9 of the Agreement shall be deemed remade as of the date hereof by Company; provided, however, that any and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. No Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

6. Fees and Expenses. The Company agrees to pay on demand all costs and expenses of or incurred by Agent and Lenders in connection with the evaluation, negotiation, preparation, execution and deliver of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the fees and expenses of counsel for the Agent and any future amendments to the Agreement.

7. Effectuation. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

8. Continuing Effect. Except as otherwise specifically set forth herein, the provision of the Agreement shall remain in full force and effect.

9. Counterparts. This Amendment may be executed in two or more counter-parts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


ONKYO AMERICA, INC. f/k/a
Onkyo Acquisition Corporation


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
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GMAC BUSINESS CREDIT, LLC
as Agent


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
-----------------------------------------------




[Signatures continued on next page]

[Signatures continued from previous page]


GMAC BUSINESS CREDIT, LLC
as Lender


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
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NATIONAL CITY BANK OF INDIANA
as Lender


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
-----------------------------------------------

                              OFFICERS' CERTIFICATE

The undersigned, a duly authorized officer of ONKYO AMERICA, INC. f/k/a Onkyo Acquisition Corporation, INC. ("Company"), certifies to GMAC Business Credit, LLC ("Agent") as follows:

         1. Company has requested that Agent and Lenders amend the Credit Agreement dated August 31, 2000 (as amended, the " Agreement") as provided in the Third Amendment to Credit Agreement dated as of April __, 2001 (the "Amendment").

         2. No further approvals or authorizations are necessary for Company to execute the Amendment or any notes, agreements or documents executed or delivered in connection with the Amendment.



_______________________________


Title: _________________________


Dated:  April ___, 2001

                 REAFFIRMATION OF GUARANTIES AND LOAN DOCUMENTS

         The undersigned (the "Guarantors") hereby acknowledge and consent to the amendment of the Agreement contained in the foregoing Second Amendment to Credit Agreement, acknowledge and reaffirm their obligations owing to Agent and Lenders under those certain Guaranties dated August 31, 2000 (the "Guaranties) and any other Loan Documents to which they are a party, and agree that such Guaranties and Loan Documents are and shall remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, Guarantors understand that Lenders have no obligation to inform Guarantors of such matters in the future or to seek the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

GLOBAL TECHNOVATIONS, INC.

By:---------------------

Title: ----------------


ONKYO AMERICA SPECIALTY PRODUCTS, INC.

By:-----------------------

Title:--------------------